                                                                   EXHIBIT 10.2


                                    FIRST AMENDMENT
MAY 19, 1998                              TO                            PAGE 1
LOAN NO. 7373872;0001     AMENDED AND RESTATED LOAN AGREEMENT
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This First Amendment to Amended and Restated Loan Agreement is dated the 19th day of May, 1998, but effective October 7, 1997, is made between Rankin Automotive Group, Inc. ("Borrower") and Hibernia National Bank ("Lender:).

WHEREAS, Borrower has executed a Amended and Restated Loan Agreement, dated October 7, 1997; and

WHEREAS, Borrower and Lender desire to Amend said Amended and Restated Loan Agreement as follows:

Borrower and Lender desire to amend in part the Financial Covenants as contained on page 15 and 16 of the Amended and Restated Loan Agreement in the following respects:

         MINIMUM INTEREST COVERAGE. Borrower shall maintain at all times subsequent to May 25, 1998 an interest coverage of at least 1.40 to 1.00, where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 1999, and thereafter Borrower shall maintain an interest coverage of at least 1.60 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2000, and thereafter Borrower shall maintain an interest coverage of at least 1.70 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2001, and thereafter Borrower shall maintain an interest coverage of at least 1.80 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

         On the 25th day of February, 2002, and thereafter Borrower shall maintain an interest coverage of at least 1.90 to 1.00 where interest coverage is the result of the following formula:

                                      EBIT
                                ----------------
                                Interest Expense

Except as expressly modified in this agreement, all terms and provisions of the Amended and Restated Loan Agreement are hereby ratified and confirmed, and shall remain in full force and effect, and forcible in accordance with their terms.

BORROWER:                              LENDER:

RANKIN AUTOMOTIVE GROUP, INC.          HIBERNIA NATIONAL BANK
F/K/A RANKIN AUTOMOTIVE
WAREHOUSE, INC.



BY: /s/ RANDALL B. RANKIN             BY: /s/ KERMIT W. PHARRIS, JR.
   ------------------------------        -------------------------------------
   RANDALL B. RANKIN, PRESIDENT          KERMIT W. PHARRIS, JR., VICE PRESIDENT